Exhibit 10.4
                                                                    ------------

                                      LEASE

THIS LEASE, made this ___day of September, 2005, by and between THE ROLLNICK BUILDING (hereinafter called "Landlord") and Gold Resource Corporation (hereinafter called "Tenant"), WITNESSETH:

     That in consideration of the payment of rent and the keeping and performance of the covenants and agreements by Tenant, as hereinafter set forth, Landlord hereby leases and demises unto Tenant and Tenant leases from Landlord the premises known and described as approximately 979 rentable square feet located on the 3rd floor, known as Suite 301 (hereinafter referred to as the "Premises" shown on the plat hereto attached as Exhibit "A" and being a part of that building located at 222 Milwaukee Street. Denver. Colorado. 80206

     TO HAVE AND TO HOLD the same, with all appurtenances, unto Tenant from 12 o'clock noon on the 1st day of October, 2005, for, during and until 12 o'clock noon on the 30th day of September, 2008, ("Primary Lease Term"). Tenant shall pay Landlord as minimum monthly rent the sum of see paragraph 34 ("Minimum Monthly Rent"), commencing October 1, 2005, and on the first day of each month thereafter during the term hereof, which sum is subject to possible adjustment as provided in paragraph 5 herein. All rents shall be paid in advance, without notice, setoff, abatement or diminution, in the office of Landlord in Denver, Colorado, or at such place as Landlord from time to time designates in writing,

1. DEPOSIT: It is agreed that Tenant, concurrently with the execution of this lease, has deposited with Landlord, and will keep on deposit at all times during the term of this lease, the sum of $1468,50, the receipt of which is hereby acknowledged, as security for the payment by Tenant of the rent herein agreed to be paid and for the faithful performance of all the terms, conditions and covenants of this lease. lf, at any time during the term of this lease, Tenant shall be in default in the performance of provision of this lease, Landlord shall have the right to use said deposit, or so much thereof as necessary, in payment of any rent in default as aforesaid, reimbursement of any expense and payment of any damages incurred by Landlord reason of Tenant's default. In such event, Tenant shall immediately on demand pay Landlord a sufficient amount in ash to restore said deposit to its original 'amount, If said deposit has not been utilized as aforesaid, said deposit, or as much thereof as has not been utilized, shall be refunded to Tenant, without interest, upon full performance of this lease by Tenant. Landlord shall have the right to commingle said deposit with other funds of Landlord. Landlord may deliver the funds deposited herein by Tenant to the purchaser of Landlord's interest in the Premises if such interest be sold, and thereupon, Landlord shall be discharged from further liability with respect to such deposit. If claims of Landlord exceed said deposit, Tenant shall remain liable to Landlord for the balance of such claims.

2. PAYMENT OF RENT: Tenant covenants and agrees to pay all rents and sums provided to be paid to Landlord hereunder at the times and in the manner herein provided.

3. ACCEPTANCE OF PREMISES BY TENANT: Taking possession of the Premises by Tenant shall be conclusive evidence against Tenant that the Premises were in the condition agreed upon between Landlord and Tenant, and acknowledgment of satisfactory completion of any fix-up or remodeling, as the case may be, which Landlord has agreed in writing to perform, except that if Landlord has failed to complete any punch list items by the time Tenant takes possession of the Premises, Landlord shall make reasonable and timely efforts to complete the same.

4. Except as set forth in Exhibit "B" attached hereto, Tenant accepts the Premises in its present "as is" condition. All alterations and improvements to the Premises shall be subject to Landlord's prior written consent pursuant to the terms and provisions of the lease and, except as set forth in Exhibit "B" hereto, shall be at Tenant's sole cost and expense, including, but not limited to, any cost or expense incurred as a result of the installation of conduit required by Denver Building Code Rulings for Tenant's telephone installation in the return air plenum suspended ceiling in the Premises. All changes and alterations to designation signs for the Premises and in the building directory located in the lobby of the Building, any changes in locks required, and any changes required in the HVAC Systems as a result of Tenant's use of the Premises shall likewise be at Tenant's sole cost and expense and shall require the prior written approval of Landlord.

5.   RENT ADJUSTMENT.

5.01 Rent Adjustment:

{SECTION INTENTIONALLY OMITTED]

5.02 Operating Expenses

A. Definitions: In addition to terms hereinabove defined, the following items shall have the following meanings with respect to the provisions of this lease:

(1) "Base Operating Expenses" shall mean an amount equal to Six and 25/100 Dollars ($6.25) multiplied by the number of square feet of Rentable Area.

(2) "Rentable Area" shall mean 29,576 rentable square feet which is all rentable space available for lease in the building as calculated by Landlord. If there is a significant change in the aggregate Rentable Area as a result of any addition thereto, partial destruction thereof, modification to building design or similar case, which causes a reduction or increase on a permanent basis, Landlord's Accountants, as hereinafter defined, shall make such adjustments in the computations as shall be necessary to provide for any such changes.

(3) "Tenant's Pro Rata Share" shall mean 3.31%. If, thereafter, any changes are made to the Rentable Area of the Premises, Tenant's Pro-Rata Share shall be recomputed by dividing the total rentable square footage of space then being leased by Tenant (including any additional space) by the Rentable Area and the resulting figure shall become Tenant's Pro-Rata Share.

(4) "Lease Year" shall mean) each twelve (12) month period beginning with the date the Primary Lease Term commenced, or any anniversary thereof, and ending on the same date one (1) year later. If the Lease Year is not concurrent with the calendar year or fiscal year, Landlord reserves the right, at any time during the Primary Lease Term, or any extensions thereof, to make all adjustments provided herein on a calendar year or fiscal year basis with all appropriate proration for the Lease Year in which such conversion is made and in which the term ends and all references in this Subparagraph 5.02 to "Lease Year" Shall thereafter be deemed to refer to "calendar year" or to "fiscal year".

(5) "Building Complex," as used herein shall mean the Building of which the Premises are a part, the real property on which the same is located, parking areas, common areas and any other areas located on said real property and designated by Landlord for use by all Tenant's in the Building.

(6) "Landlord's Accountants" shall mean that individual or firm (whether or not licensed accountants), including Building management, employed by Landlord from time to time to keep the books and records for the Building Complex, and/or to prepare the federal and state income tax returns for Landlord with respect to the Building Complex, which individual may be a direct employee or agent of Landlord, all of which books and records shall be certified to by an appropriate representative of Landlord.

(7) "Operating Expenses" shall mean all operating expenses of any kind or nature which are necessary, ordinary, or customarily incurred in connection with the operation, maintenance and repair of the Building Complex as determined by Landlord's Accountants. Operating Expenses shall include, but not be limited to:

     (a) all real property taxes and assessments levied against the Building Complex by any governmental or quasi-governmental authority. The foregoing shall include any taxes, assessments, surcharges, or service or other fees of any nature whether or not presently in effect which shall hereafter be levied on the Building Complex as a result of the use, ownership or operation of the Building Complex or any other reason, whether in lieu of, or in addition to, any current real estate taxes and assessments; provided,


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     however, any taxes which shall be levied on the rentals of the Building
     Complex shall be determined as if the Building Complex were Landlord's only property, and provided further that in no event shall the term "taxes or assessments," as used herein, include any net federal or state income taxes levied or assessed on Landlord, unless such taxes are a specific substitute for real property taxes. Such term shall, however, include gross taxes on rentals. Expenses incurred by Landlord for tax consultants and in contesting the amount or validity of any such taxes or assessments shall be included in such computations (all of the foregoing are collectively referred to herein as the "Taxes"). "Assessment" shall include so called special assessments, license tax, business license fee, business license tax, levy, charge, penalty or tax imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, water, drainage, or other improvement or special district thereof, against the Premises, the Building or Building Complex or any legal or equitable interest of Landlord therein. For the purposes of this lease, any special assessments shall be deemed payable in such number of installments as is permitted by law, whether or not actually so paid. If the Building Complex has not been fully assessed as a completed project, for the purposes of computing the Operating Expenses for any adjustment required therein, the Taxes shall be adjusted by Landlord, as of the date on which the adjustment is to be made, to reflect full completion of the Building including all standard tenant finish work;

     (b) costs of supplies, including, but not limited to, the cost of relamping all Building standard lighting as the same may be required from time to time;

     (c) costs incurred in connection with obtaining and providing energy for the Building Complex, including, but not limited to, costs of propane, butane, natural gas, steam, electricity, solar energy and fuel oils, coal or any other energy sources;

     (d) costs of water and sanitary and storm drainage services;

     (e) costs of janitorial and security services;

     (f) all costs of repairs, replacements and improvements of the Building Complex including, but not limited to, structure, equipment, fixtures and mechanical systems, as well as the costs of HVAC and other mechanical maintenance and contracts, and tools and equipment used in operating or maintaining the Building Complex;

     (g) costs of maintenance and replacement of landscaping;

     (h) insurance premiums, including fire and all-risk coverage, together with loss of rent endorsement, the part of any claim required to be paid under the deductible portion of any insurance policies carried by Landlord in connection with the Building Complex, public liability insurance and any other insurance carried by Landlord on the Building Complex or any component parts thereof (all such insurance shall be in such amounts as may be required by any holder of a Mortgage and/or Trust Deed affecting all or any portion of the Building Complex or as Landlord may reasonably determine);

     (i) labor costs, including wages and other payments, costs to Landlord of worker's compensation and disability insurance, payroll taxes, welfare fringe benefits, and all legal fees and other costs or expenses incurred in resolving any labor dispute;

     (j) professional building management fees including costs of storage and office space required by management in the Building;

     (k) legal, accounting, inspection, and other consultation fees (including, without limitation, fees charged by consultants retained by Landlord for services that are designed to produce a reduction in Operating Expenses or to reasonably improve the operation, maintenance or state of repair of the


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     Building Complex) incurred in the ordinary course of operating the Building
     Complex or in connection with making the computations required hereunder or in any audit of operations of the Building;

     (l) the costs of capital improvements or structural repairs or replacements made in or to the Building Complex in order to conform to changes subsequent to the date of this lease in any applicable laws, ordinances, rules, regulations or orders of any governmental or quasi -governmental authority having jurisdiction over the Building Complex (herein "Required Capital Improvements");

B. If any increase occurs in Operating Expenses during any Lease Year during the Primary Lease Term, or any extension thereof, including the first Lease year, in excess of the Base Operating Expenses, Tenant shall pay to Landlord Tenant's Pro Rata Share of the amount of such increase within thirty (30) days following billing therefor by Landlord. In addition to the foregoing, it is agreed that, during each Lease year beginning with to first month of the second Lease Year and each month thereafter during the Primary Lease Term, or any extension thereof. Tenant shall pay to Landlord, at the same time as the Minimum Monthly Rent is paid, an amount equal to one-twelfth (1/12) of Landlord's estimate (as determined by Landlord's Accountants) of Tenant's Pro Rata Share of any projected increases in the Operating Expenses for the particular Lease Year in excess of the Base Operating Expenses, with a final adjustment to be made between the parties within ninety (90) days after the end of each Lease Year. In computing the increase in the monthly rental payments based upon Tenant's Pro Rata Share of the estimated increase of Operating Expenses for any particular Lease year, Landlord's Accountants shall take into account any prior increases in the monthly rental payments attributable to Tenant's Pro Rata Share of previously estimated increases. If during any Lease Year Landlord's projected increase in Operating Expenses for said year over the Base Operating Expenses is less than the projected increase for the previous Lease Year on which Tenant's monthly rental payments were based for said year, the rental payments to be paid by Tenant for the new Lease Year shall be decreased accordingly; provided, however, in no event will the rental to be paid by Tenant hereunder ever be less than the Minimum Monthly Rent plus all amounts of Additional Rent.

As soon as practicable following the end of each Lease Year during the Primary Lease Term, or any extension thereof, including the first Lease Year, Landlord shall submit to Tenant a statement prepared by Landlord's Accountants setting forth the exact amount of Tenant's Pro Rata Share of the increase, if any, of the Operating Expenses for the Lease Year just completed over the Base Operating Expenses. Beginning with said statement for the second Lease Year, it shall also set forth the difference, if any, between Tenant's actual Pro Rata Share of the increase in Operating Expenses for such Lease Year just completed and the estimated amount of Tenant's Pro Rata Share of such increase on the basis of which Tenant's monthly rent was computed for such particular Lease Year. Each such statement shall also set forth the projected increase, if any, in Operating Expenses for the new Lease Year over the Base Operating Expenses and the corresponding increase or decrease in Tenant's monthly rent for such new Lease Year above or below the rental paid by Tenant for the immediately preceding Lease Year, computed in accordance with the foregoing provisions. To the extent that Tenant's Pro Rata Share of the increase in Operating Expenses for the period covered by such statement is different from the estimated amount upon which Tenant paid rent during the Lease Year just completed, Tenant shall pay to Landlord the difference in cash within thirty (30) days following receipt by Tenant of such statement from Landlord, or receive a credit on the next month's rental owing hereunder as the case may be. Until Tenant receives such statement, Tenant's monthly rent for the new lease Year shall continue to be paid at the rate being paid for the particular Lease Year just completed, but Tenant shall commence payment to Landlord of the monthly installments of rent on the basis of said statement beginning on the first day of the month following the month in which Tenant receives such statement. Moreover, Tenant shall pay to Landlord, or deduct from the rent, as the case may be, on the date required for the first payment of rent as adjusted, the difference, if any, between the monthly installments of rent so adjusted for the new Lease Year and the monthly installments of rent actually paid during the new Lease Year. In addition to the above, if, during any particular Lease year, there is a change in the information on which Landlord's Accountants based the estimate upon which Tenant


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is then making its estimated rental payments so that such estimate furnished to
Tenant is no longer accurate, Landlord shall be permitted to revise such estimate by notifying Tenant, and there shall be such adjustments made in the monthly rental on the first day of the month following the serving of such statement on Tenant as shall be necessary by either increasing or decreasing, as the case may be, the amount of monthly rent then being paid by Tenant for the balance of the Lease Year (but in no event shall any such decrease result in a reduction of the rent below the Minimum Monthly Rent and all amounts of Additional Rent), as well as an appropriate adjustment in cash based upon the amount theretofore paid by Tenant during such particular Lease year pursuant to the prior estimate.

Landlord's and Tenant's responsibilities with respect to the Operating Expense adjustment described herein shall survive the expiration or early termination this Lease.

If the Rentable Area is not fully 'occupied during any particular Lease year, Landlord's Accountants shall adjust those Operating Expenses which are affected by the occupancy rates for the particular Lease Year, or portion thereof, as the case may be, to reflect an occupancy of not less than ninety-five percent (95%) of all such Rentable Area.

C. If Tenant disputes the amount of an adjustment submitted by Landlord's Accountants, or the proposed estimated increase or decrease on the basis of which Tenant's rent is to be adjusted as provided in Subparagraph 2 above, Tenant shall give Landlord written notice of such dispute within thirty (30) days after Landlord's Accountants advise Tenant of such adjustment or proposed increase or decrease. Tenant's failure to give such notice shall waive its right to dispute the amounts so determined. If Tenant timely objects, Tenant shall have the right to engage its own certified public accountants ("Tenant's Accountants") for the purpose of verifying the accuracy of the statement complained of, or the reasonableness of the estimated increase or decrease. If Tenant's Accountants determine that an error has been made, Landlord's Accountants and Tenant's Accountants shall endeavor to agree upon the matter, failing which the parties shall settle the dispute by judicial action or in such other manner as they agree. All costs incurred by Tenant in obtaining its own accountants shall be paid by Tenant unless Tenant's Accountants disclose an error, acknowledged by Landlord's Accountants (or found to have occurred in a judicial action) of more than ten percent (10%) in the computation of the total amount of Operating Expenses as set forth in the statement submitted by Landlord's Accountants with respect to the matter complained of, in which event Landlord shall pay the reasonable costs incurred by Tenant in obtaining such audit. Tenant shall continue to pay Landlord the amount of the adjusted monthly installments of rent determined by Landlord's Accountants until the adjustment has been determined to be incorrect as aforesaid. Landlord's or Landlord's Accountants' delay in submitting any statement contemplated herein for any Lease Year shall not affect the provisions of this Paragraph 5, nor constitute a waiver of Landlord's rights as set forth herein for said Lease Year or any subsequent Lease Years during the Primary Lease Term and any extensions thereof.

6. SERVICES. Landlord, without charge except as provided herein, and in accordance with standards from time to time prevailing for similar office buildings in Denver, Colorado, agrees to furnish during Ordinary Business Hours, as hereinafter defined, such heated or cooled air to the Premises, as may in the judgment of Landlord be reasonably required for comfortable use and occupancy, provided that Tenant complies with the recommendations of Landlord's engineer regarding occupancy and use of the Premises; to provide, during such Ordinary Business Hours, the use of passenger elevator for access and egress to and from the Premises; and to provide janitorial services for the Premises (including such window washings as may in the judgment of Landlord by reasonably required). Unless and until the practice in first-class office buildings changes, such janitorial services will be provided only on Monday through Friday, except for legal holidays; and during Ordinary Business Hours to cause electric current to be supplied for light to the Premises and public halls. It is understood that Tenant shall use such electric current only for building standard lighting, computers, typewriters, adding machines, calculators and small reproduction machines, and to the extent that electric current is used for any other purpose, Tenant's rent may be increased from time to time by Landlord in such amounts as


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Landlord reasonably determines to cover the costs of such increased use. Such increases shall also be paid monthly. Prior to installation or use by Tenant of any equipment other than as set forth above, Tenant shall notify Landlord of such intended installation or use and Landlord may, at its option, require Tenant at Tenant's sole cost and expense to install a check meter to assist in determining the fair amount by which Tenant's rent should be increased. If Tenant desires electric current, heating or cooled air to the Premises during periods other than during Ordinary Business Hours, Landlord will use reasonable efforts to supply the same, but at the expense of Tenant, as determined from time to time by Landlord. Not less than 48 hours prior notice shall be given by Tenant to Landlord of Tenant's desire for such services. If Tenant requires janitorial services other than those required to be provided to other Tenant's of the Building generally, Tenant shall separately contract for such services with the same company furnishing janitorial services to Landlord.

"Ordinary Business Hours" as used herein shall mean and refer to 7:00 a.m. to 6:00 p.m. Monday through Friday and 7:00 a.m. to 12:00 p.m. on Saturday, legal holidays excepted.

7. INTERRUPTION OR DISCONTINUANCE OF LANDLORD'S SERVICES. Tenant agrees that Landlord shall not be liable for failure to supply any such heating, air conditioning, elevator, electrical, janitorial, lighting or other services during any period when Landlord uses reasonable diligence to supply such services, or during any period Landlord is required to reduce or curtail such services pursuant to any applicable laws, rules or regulations, now or hereafter in force or effect, it being understood that Landlord may discontinue, reduce or curtail such services, or any of them (either temporarily or permanently), at such times as it may be necessary by reason of accident, unavailability of employees, repairs, alterations, improvements, strikes, lockouts, riots, acts of God, application of applicable laws, statutes, rules and regulations, or due to any other happening beyond the control of Landlord. In the event of any such interruption, reduction or discontinuance of Landlord's services (either temporary or permanent), Landlord shall not be liable for damages to person or property as a result thereof, nor shall the occurrence of any such event in any way be construed as an eviction of Tenant, or cause or permit an abatement, reduction or setoff of rent, or operate to release Tenant from any of Tenant's obligations hereunder. Tenant further agrees that if any installment of rent shall remain unpaid for more than fifteen (15) days after it shall become due, Landlord may, without notice to Tenant, discontinue furnishing heat, air conditioning, electricity, janitorial or lighting services, or any of them, until all arrears of rent shall have been paid in full.

8. QUIET ENJOYMENT. Landlord agrees to warrant and defend Tenant in the quiet enjoyment and possession of the Premises during the term of this lease so long as Tenant complies with the provisions hereof.

9. CHARACTER OF OCCUPANCY. Tenant covenants and agrees to occupy the Premises as general offices and for no other purpose, and to use them in a careful, safe and proper manner; to pay on demand for any damage to the Premises caused by misuse or abuse of the Premises by Tenant, its agents or employees, or by any other person entering upon the Premises under express or implied invitation of Tenant; not to use or permit the Premises to be used for any purposes prohibited by the laws, codes, rules and regulations of the United States, the State of Colorado, or of the City and County of Denver. Tenant shall not commit waste, or suffer or permit waste to be committed, or permit any nuisance on or in the Premises.

10. ALTERATIONS AND REENTRY BY LANDLORD. Tenant covenants and agrees to permit Landlord at any time to enter the Premises for any of the following purposes:
(a) to examine and inspect the same, or, if Landlord so elects, (b) to perform any obligations of Tenant hereunder which Tenant shall fail to perform, (c) to perform such cleaning, maintenance, janitorial services, repairs, additions or alterations as Landlord may deem necessary or proper for the safety, improvement or preservation of the Premises, or of other portions of the Building, or as may be required by governmental authorities through any code, rule, regulation, ordinance and/or law, (d) to post "for sale" signs at any time during the Primary Lease Term or any extension thereof or "for rent" signs during the last three months of the Primary Lease Term or any extension thereof and (e) to s low the Premises to prospective brokers, agents, buyers or Tenant's. Any such


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reentry shall not constitute an eviction, nor entitle Tenant to abatement of rent. Furthermore, Landlord shall at all times have the right at its election to make such alterations or changes in other portions of the Building as it may from time to time deem necessary and desirable as long as such alterations and changes do not unreasonably interfere with Tenant's use and occupancy of the Premises.

11. ALTERATIONS BY TENANT. Tenant covenants and agrees not to make any alterations in or additions to the Premises without first obtaining the written consent of Landlord All alterations and additions to the Premises, including, by way of illustration and not by limitation, all partitions, paneling, carpeting, drapes or other window coverings and light fixtures (but not including movable office furniture not attached to the Building) shall be deemed a part of the real estate and the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof without molestation, disturbance or injury at the end of said term, whether by lapse of time or otherwise, unless Landlord by notice given to Tenant no later than fifteen (15) days prior to the end of the term shall elect to have Tenant remove all or any of such alterations or additions, and in such event, Tenant shall promptly remove at its expense such alterations and additions and restore the Premises to its condition prior to the making of the same, reasonable wear and tear excepted.

12. REPAIRS. Tenant shall keep the Premises in as good order, condition and repair and in an orderly state, as when they were entered upon, loss by fire or other casualty (unless caused by the negligence of Tenant, its agents, employees or invitees) or ordinary wear excepted. All such repair and maintenance work, and any alterations or additions by Tenant permitted by Landlord under Paragraph 10 above shall be done at Tenant's expense by Landlord's employees or, with Landlord's consent, by persons requested by Tenant and authorized in writing by Landlord. If Landlord authorizes persons requested by Tenant to perform such work, prior to the commencement of any such work Tenant shall on request deliver to Landlord certificates issued by insurance companies qualified to do business in the State of Colorado, evidencing that worker's compensation, public liability insurance and property damage insurance, all in the amounts, with companies and on forms satisfactory to Landlord, are in force and effect and maintained by all contractors and subcontractors engaged by Tenant to perform such work. All such policies shall name Landlord and building management as an additional insured. Each such certificate shall provide that the same may not be cancelled or modified without thirty (30) days' prior written notice to Landlord.

13. MECHANIC'S LIENS. Tenant shall pay or cause to be paid all costs for work done or caused to be done by Tenant on the Premises of a character which will or may result in liens on Landlord's interest therein, and Tenant will keep the Premises free and clear of all mechanic's liens and other liens on account of work done for Tenant or persons claiming under it. Tenant hereby agrees to indemnify, defend and save Landlord harmless of and from all liability, loss, damage, costs or expenses, including attorneys' fees, on account of any claims of any nature whatsoever including claims on liens of laborers, material men or others for work performed for, or materials or supplies furnished to Tenant or persons claiming under Tenant. Should any liens be filed or recorded against the Premises or any action affecting the title thereto be commenced, Tenant shall cause such liens to be removed of record within five (5) days after notice from Landlord. If Tenant desires to contest any claim of lien, it shall furnish Landlord adequate security of at least one hundred fifty percent (150%) of the amount of the claim 1, plus estimated costs and interest, and if a final judgment establishing the validity or existence of any lien for any amendment is entered, Tenant shall pay and satisfy the same at once. If Tenant shall be in default in paying any charge for which a Mechanic's lien or suit to foreclose the lien has been recorded or filed, and shall not have given Landlord security as aforesaid, Landlord may (but without being required to do so) pay such lien or claim and any costs thereon, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord.


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14. SUBLETTING AND ASSIGNMENT.

A. Tenant shall not, directly or indirectly, sell, assign, encumber, pledge or hypothecate all or any portion of its interest in the Premises, nor permit all or any portion of the Premises to be occupied by anyone other than Tenant, nor sublet all or any portion of the Premises without the written consent of Landlord first being obtained. Notwithstanding the consent of Landlord, any such subletting or assignment shall not relieve Tenant from its primary obligations hereunder to Landlord. If this lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect the rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed an acceptance of the assignee, subtenant or occupant as the Tenant hereof, or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained.

B. If Tenant desires to enter into an assignment or sublease it shall first give written notice of its intention to Landlord, which notice shall include the name of the proposed assignee or subtenant ("Subtenant"); the nature of Subtenant's business to be carried on in the Premises; the terms of the proposed assignment or sublease and Subtenant's most recent financial statement. Notwithstanding anything contained hereinabove in this Paragraph 14 to the contrary, at anytime within thirty (30) days after Landlord's receipt of Tenant's notice herein, Landlord may elect any of the following options in its absolute and sole discretion: (i) consent to such subletting or assignment or (ii) refuse to grant such consent or (iii) refuse to-grant such consent and terminate this lease as to the portion of the Premises with respect to which such consent was requested, provided, however, if Landlord refuses to grant such consent and elects to terminate the lease as to such portion of the Premises, Tenant shall have the right to withdraw its request for such consent and remain in possession of the Premises under the terms and conditions hereof. If the lease is terminated as set forth herein, such termination shall be effective as of the date set forth in a written notice from Landlord to Tenant, which date shall not be less than thirty (30) days nor more than sixty (60) days following such notice. Landlord's consent to any requested subletting or assignment shall not relieve Tenant from obtaining Landlord's express consent to any further assignment or sublease nor waive Landlord's right to refuse to consent to any other such request, or to terminate this lease if such request is made, all as provided above.

Upon and following any assignment or subletting, Tenant shall pay to Landlord (in addition to all other amounts payable by Tenant under this Lease) fifty percent (50%) of all cash and other consideration payable by the assignee or sublessee in excess of the rent and other amounts otherwise payable by Tenant from time to time under this Lease after deducting all of Tenant's reasonable expenses in connection with such assignment or subletting exclusive of attorney's and other consultant's fees. The additional amount payable by Tenant under this section shall be paid within ten (10) days following its receipt from the assignee or sublessee as additional rent. If any part of such consideration received by Tenant is to be paid other than in cash, the amount due Landlord shall be the cash equivalent for its share of non-cash consideration based upon its fair market value. At Landlord's option, Landlord may agree to accept the assignee or sublessee as a direct Tenant upon the same term and conditions provided herein and in the assignment or sublease document entered into by Tenant and release Tenant from further obligation hereunder. In the event Tenant is released from further obligation hereunder, Landlord shill be entitled to all amounts to be pad by the assignee or sublessee, less Tenant's reasonable expenses in connection with such assignment or sublease exclusive of attorney's and other consultant's fees. Tenant agrees to reimburse Landlord for all reasonable expenses incurred in connection with any assignment or subletting, including but not limited to attorney's fees, plus an administrative processing fee of seven hundred fifty dollars ($750.00).

15. INJURY TO PERSON OR PROPERTY. Tenant shall neither hold, nor attempt to hold Landlord liable for any injury or damage, either proximate or remote, occurring through or caused by fire, water, steam, or any repairs, alterations, injury or accident, or any other cause, to the Premises, to any furniture, fixtures, Tenant improvements, or other personal property of Tenant kept or stored in the

Premises, to adjacent premises, or to other parts of the Building not herein demised, whether by reason of the negligence or default of the owners or occupants thereof, or any other person, or otherwise. All property of Tenant kept or stored in the Building Complex shall be at the sole risk of Tenant. If Tenant shall obtain risk insurance on any of its property, such insurance shall permit Tenant to waive any rights of subrogation, and Tenant hereby waives such rights.

16. INDEMNITY TO LANDLORD. Tenant hereby agrees to indemnify, defend, and save Landlord harmless of and from all liability, loss, damages, costs or expenses, including attorneys' fees, on account of injuries to the person or property of Landlord or of any other tenant in the Building, or to any other person rightfully in said Building for any purpose whatsoever, except where the injuries are caused by the negligence or misconduct of Landlord, its agents, servants or employees.

In addition to the above, Tenant shall at all times keep in force a comprehensive general combined liability insurance policy providing protection of at least One Million Dollars ($1,000,000.00) per incident/Two Million Dollars ($2,000,000.00) per year, or such greater amount as may be reasonably required by Landlord from time to time, against claims and liability for personal injury, bodily injury, death and property damage arising from the use, ownership, maintenance, disuse or condition of the Premises, any improvements located on or appurtenant to the Premises, improvements or adjoining areas or ways.. The Landlord shall be named as additional insured and protected under the terms and conditions of said policy as the Landlord of the Premises. The said policy shall be written by an insurance company licensed to do business in the State of Colorado and approved by the Landlord, which approval shall not be unreasonably withheld, with such policy to be non-assessable. All such policies shall name Landlord as an additional insured. Each such policy shall provide that the same may not be cancelled or modified without at least thirty (30) days' prior written notice to Landlord. Tenant shall, at the request of Landlord, deliver from time to time certificates evidencing that such insurance is in force and effect. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.

17. SURRENDER AND NOTICE. Upon the expiration or other termination of the term of this lease, Tenant shall promptly quit and surrender to Landlord the Premises broom clean, in good order and condition, ordinary wear and tear and loss by fire or other casualty (unless caused by the Tenant, its agents, servants, employees or invitees) excepted, and Tenant shall remove all of its movable furniture and other effects and such alterations, additions and improvements as Landlord shall require Tenant to remove pursuant to Paragraph 9. If Tenant fails to vacate the Premises on a timely basis as required, Tenant shall be responsible to Landlord for all costs incurred by Landlord as a result of such failure, including but not limited to, any amounts required to be paid to third parties who were to have occupied the Premises.

18. FIRE, RESTORATION OF PREMISES. If the Premises, or said Building, shall be so damaged by fire or other casualty as to render the Premises wholly untenantable, and if such damage shall be so great that a competent architect, in good standing, selected by Landlord shall certify in writing to Landlord and Tenant that the Premises, with the exercise of reasonable diligence, cannot be made fit for occupancy within one hundred fifty (150) working days from the happening thereof, then this lease shall cease and terminate from the date of the occurrence of such damage; and Tenant thereupon shall surrender to Landlord the Premises and all interest therein hereunder, and Landlord may reenter and take possession of the Premises and remove Tenant therefrom. Tenant shall pay rent, duly apportioned, up to the time of such termination of this lease.

If, however, the damage shall be such that said architect shall certify that the Premises can be made tenantable within said one hundred fifty (150) day period from the happening of such damage or other casualty, then, except as hereinafter provided, Landlord shall repair the damage so done with all reasonable speed.

If the Premises, without the fault of Tenant, shall be slightly damaged by fire or other casualty, but not so as to render the same untenantable, Landlord, after receiving notice in writing of the occurrence of the injury, shall cause the same to be repaired with reasonable promptness.

If the fire or other casualty causing injury to the Premises or other parts of the Building shall have been caused by the negligence or misconduct of Tenant, its agents, servants or employees, or by any other person entering upon the Premises under express or implied invitation of Tenant, such injury shall be repaired by Landlord at the expense of Tenant.

In case the Building throughout shall be so injured or damaged, whether by fire or otherwise (though the Premises may not be affected, or if affected, can be repaired within said one hundred fifty (150) days) that Landlord within sixty
(60) days after the happening of such injury shall decide not to reconstruct or rebuild the Building, then, notwithstanding anything contained herein to the contrary, upon notice in writing to that effect given by Landlord to Tenant within said sixty (60) days, Tenant shall pay the rent properly apportioned up to such date, this lease shall terminate from the date of delivery of said written notice and both parties hereto shall be freed and discharged of all further obligations hereunder.

19. CONDEMNATION. If any portion of the Premises or any portion of the Building which shall render the Premises untenantable shall be taken by right of eminent domain or by condemnation or shall be conveyed in lieu of any such taking, then this lease, at the option of either Landlord or Tenant exercised by either party giving notice to other of such termination within thirty (30) days after such taking or conveyance, shall forthwith cease and terminate, and the rent shall be duly apportioned as of the date of such taking or conveyance. Tenant thereupon shall surrender to Landlord the Premises and all interest therein under this lease, and Landlord may reenter and take possession of the Premises or remove Tenant therefrom. If such taking or conveyance occurs, Landlord shall receive the entire award or consideration for the lands and improvements so taken.

20. DEFAULT BY TENANT. The occurrence of any of the following shall constitute an "event of default" by Tenant:

A. Failure to pay rent or any other amounts payable hereunder when due, and such default shall continue for five (5) days after receipt of written notice from Landlord; provided, however, Tenant shall not be entitled to more than two (2) notices of a delinquency in a monetary default during any Lease Year. If thereafter any rent or other amounts owing hereunder are not paid when due, a default shall be considered to have occurred even though no notice thereof is given;

B. Tenant shall vacate or abandon the Premises;

C. If this lease or the estate of Tenant hereunder shall be transferred to or shall pass to or devolve upon any other person or party except in the manner herein provided;

D. This lease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Tenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Tenant, and said attachment shall not be discharged or disposed of within fifteen (15) days after the levy thereof;

E. Tenant shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors;

F. Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant shall be instituted against Tenant, or a receiver or trustee shall be appointed of all or substantially all of the property of Tenant, and such proceeding shall not be dismissed or such receivership or trusteeship vacated within sixty (60) days after such institution or appointment;

Tenant shall fail to take possession of the Premises on the term commencement date;

Tenant shall fail to perform any of the other agreements, terms, covenants or conditions hereof on Tenant's part to be performed, and such nonperformance shall continue for a period of thirty (30) days after notice thereof by Landlord to Tenant, or if such performance cannot be reasonably had within such thirty
(30) day period, Tenant shall not in good faith have commenced such performance within such thirty (30) day period and shall not diligently proceed therewith to completion.

Upon the occurrence of an "event of default", Landlord shall have the right at its election, then or at any time thereafter either:

     (1) To give Tenant written notice of intention to terminate this lease on the date of such given notice or on any later date specified therein, and on the date specified in such notice, Tenant's right to possession of the Premises shall cease and this lease shall thereupon be terminated, except as to Tenant's liability; or

     (2) Without demand or notice, to reenter and take possession of the Premises or any part thereof, and repossess same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution thereof, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants or conditions. Should Landlord elect to reenter as provided in this Subparagraph (2), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may, from time to time, without terminating this lease, relet the Premises or any part thereof, either alone or in conjunction with other portions of the Building of which the Premises are a part, in Landlord's or Tenant's name, but for the account of Tenant. Any reletting under this Section shall be for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this lease) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its uncontrolled discretion, may determine, and Landlord may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any rent due upon such reletting. No such reentry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this lease unless a written notice of such intention be given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this lease unless such notice specifically so states. Landlord reserves the right following any such reentry and/or reletting to exercise its right to terminate this lease by giving Tenant such written notice, in which event the lease will terminate as specified in said notice.

If Landlord does not elect to terminate this lease as permitted in Subparagraph
(1) of this article, but on the contrary, elects to take possession as provided in Subparagraph (2) hereof, Tenant shall pay to Landlord (i) the rent and other sums as herein provided, which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. If, in connection with any reletting, the new lease term extends beyond the existing term or the premises covered thereby include other premises not part of the Premises, a fair apportionment of the rent received from such reletting and the expenses incurred in connection therewith as provided aforesaid will be made in determining the net proceeds received from such reletting. In addition, in determining the net proceeds from such reletting, any rent concessions will be apportioned over the term of the new Lease. Tenant shall pay such amounts to Landlord monthly on the days on which the rent would have been payable hereunder if possession had not been retaken and Landlord shall be entitled to receive the same from Tenant on each such day.

If this lease is terminated pursuant to the provisions of this Paragraph 20, Tenant shall remain liable to Landlord for damages in an amount equal to the rent and other sums which would have been owing by Tenant hereunder for the balance of the term had this lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's expenses in connection with such reletting, including, but without limitation, the expenses enumerated above. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the rent and other amounts would have been payable hereunder if this lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord if this lease is terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty, an amount equal to the worth at the time of such termination of the excess, if any, of the amount of rent reserved in this lease for the balance of the term hereof in excess of the then reasonable rental value of the Premises for the same period. It is agreed that the "reasonable rental value" shall be the amount of rental which Landlord can obtain as rent or the remaining balance of the term.

Suit or suits for the recovery of the rent and other amounts and damages set forth hereinabove may be brought by Landlord from time to time, at Landlord's election, and nothing herein shall be deemed to require Landlord to await the date whereon this lease of the term hereof would have expired by limitation had there been no such default by Tenant, or no such termination, as the case may be. Each right and remedy provided in this lease shall be cumulative and shall be in addition to every other right or remedy provided for in this lease or now or hereafter existing at law or in equity or by statute or otherwise, including but not limited to, suits for injunctive relief and specific performance. The exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this lease or now or hereafter existing at law or in equity or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this lease or now or hereafter existing at law or in equity or otherwise. All costs incurred by Landlord in connection with collecting any rent and other amounts and damages owing by Tenant pursuant to the provisions of this lease or to enforce any provision of this lease, including reasonable attorneys' fees from the date any such matter is turned over to an attorney, whether or not one or more actions are commenced by Landlord, shall also be recoverable by Landlord from Tenant. In the event Landlord incurs any attorney's fees in connection with the recovery of or any dispute about rental under this Lease, then Tenant shall pay Landlord's reasonable attorney's fees and costs in connection therewith. If an action shall be brought under this Lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this Lease, or for the recovery of possession of the demised premises, the prevailing party shall be entitled to recover from the other party the prevailing party's reasonable attorney's fees and costs, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered. This lease shall be construed and governed under the laws of the State of Colorado.

No failure by Landlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of such agreement, term, covenant or condition. No payment by Tenant, nor receipt from Landlord of a lesser amount than the amount due hereunder, shall be deemed to be other than on an account of the earliest stipulated amount due, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as rent, be deemed an accord and satisfaction, and Landlord shall accept such check for payment without prejudice to Landlord's right to recover the balance of such amount due or pursue any other remedy available to the Landlord. No agreement, term, covenant or condition hereof to be performed or complied with by Tenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Landlord. No waiver of any breach shall affect or alter this lease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof. Notwithstanding any termination of this lease, the same shall continue in force and effect as to any provisions which require observance or performance by Landlord or Tenant subsequent to such termination.

Nothing in this article shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such a proceeding and in effect at the time when such damages are to be proved, whether or not such amount be grater, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this article.

Notwithstanding anything contained hereinabove in this article to the contrary, any such proceeding or action involving bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors or appointment of a receiver or trustee set forth above, shall be considered to be an event of default only when such proceeding, action or remedy shall be taken or brought by or against the then holder of the leasehold estate under this lease.

If the Tenant shall fail to pay any monthly installment of the rent or any other charge pursuant to the terms of this Lease within ten (10) business days after such installment or other charge is due, a late charge equal to one-thirtieth (1/30th) of the rental or payment then due shall be assessed and shall accrue for each day beyond said ten (10) days until such rental or payment, including the late charge, is paid in full. Further, in the event any rents or other amounts owing hereunder are not paid within said ten (10) day period, Landlord and Tenant agree that Landlord will incur additional administrative expenses, the amount of which will be difficult if not impossible to determine. Accordingly, Tenant shall pay to Landlord an additional one-time late charge for any such late payment in the amount of five percent (5%) of such payment. Any amounts paid by Landlord to cure any defaults of Tenant hereunder, which Landlord shall have the right, but not the obligation to do, shall, if not repaid by Tenant within five (5) days after demand by Landlord, thereafter bear interest at the rate of twelve percent (12%) per annum, or the highest rate permitted by applicable law, whichever is lower, until paid.

21. SUBORDINATION AND ATTORNMENT. This lease, at Landlord's option, shall be subordinate to any mortgage, deed of trust (now or hereafter placed upon the Building Complex), ground lease or declaration of covenants (now or hereafter placed upon the Building Complex) regarding maintenance and use of any areas contained in any portion of the Building Complex, and to any and all advances made under any mortgage or deed of trust and to all renewals, modifications, consolidations, replacements and extensions hereof. Tenant agrees that with respect to any of the foregoing documents, no documentation, other than this lease, shall be required to evidence such subordination. If any holder of a mortgage or deed of trust shall elect to have this lease superior to the lien of its mortgage or deed of trust and shall give written notice thereof to Tenant, this lease shall be deemed prior to such mortgage or deed of trust whether this lease is dated prior or subsequent to the date of said mortgage, deed of trust or the date of recording thereof. Tenant agrees to execute such documents which may be required to effectuate such subordination or to make this lease junior to the lien of any mortgage or deed of trust, as the case may be, and failing to do so within ten (10) days after written demand, Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to do so. Tenant hereby attorns to all successor owners of the Building, whether or not such ownership is acquired as a result of sale, through foreclosure of a deed of trust or mortgage, or otherwise.

22. REMOVAL OF TENANT'S PROPERTY. All movable furniture and personal effects of Tenant not removed from the Premises upon the vacation or abandonment thereof or upon the termination of this lease for any cause whatsoever shall conclusively be deemed to have been abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account therefor; and Tenant shall pay Landlord all expenses incurred in connection with the disposition of such property.

Tenant hereby conveys to Landlord all of its property situated on the Premises as security for the payment of all rents and other amounts due or to become due hereunder, and Tenant shall execute such documents as Landlord may reasonably require to evidence Landlord's security interest therein. For this purpose, this lease shall be considered to be a security agreement. Such security interest shall be prior and superior to any other security interest except a purchase money security interest. Tenant's proper* shall not be removed from the Premises without the prior written consent of Landlord, except to the extent such property, is replaced with an item of equal or greater value (and Landlord's security interest shall extend over such replacements).

23. HOLDING OVER: TENANCY MONTH TO MONTH. If after the expiration of this lease Tenant shall remain in possession of the Premises and continue to pay rent, without any express written agreement as to such holding, then such holding over shall be deemed and taken to be a holding upon a tenancy from month-to-month, subject to all the terms and conditions hereof on the part of Tenant to be observed and performed and at a monthly rent equivalent to two hundred percent (200%) of the monthly installments paid by Tenant immediately prior to such expiration, payable in advance on the same day of each calendar month. Such month-to-month tenancy may be terminated by either party upon ten (10) days' written notice prior to the end of any such monthly period.

24. PAYMENTS AFTER TERMINATION. No payments of money by Tenant to Landlord after the termination of this lease, in any manner, or after giving of any notice (other than a demand for payment of money) by Landlord to Tenant, shall reinstate, continue or extend the term of this lease or affect any notice given to Tenant prior to the payment of such money, it being agreed that after the service of notice or the commencement of a suit or other final judgment granting Landlord possession of said premises, Landlord may receive and collect any sums of rent due, or any other sums of money due under the terms of this lease, or otherwise exercise its rights and remedies hereunder. The payment of such sums of money, whether as rent or otherwise, shall not waive said notice, or in any manner affect any pending suit or judgment theretofore obtained.

25. PREMISES NOT READY FOR OCCUPANCY. If Landlord is to remodel the Premises, and if the Premises are not ready for occupancy on the date upon which the term hereby demised is to begin, the rent under this lease shall not commence until the Premises are ready for occupancy, whereupon this lease, and all of the covenants, conditions and agreement herein contained shall be in full force and effect; and the expiration of the term hereof shall be postponed for an equivalent period of time, and the postponement of rent herein provided to be paid by Tenant for such period prior to the delivery of the Premises to Tenant ready for occupancy shall be in full settlement for all claims which Tenant might otherwise have by reason of said Premises not being ready for occupancy on the date of the beginning of the term as set forth herein. Provided, however, if Tenant takes possession of all or any part of the Premises prior to the date the Premises are ready for occupancy, all terms and provisions of this lease shall apply except for the payment of rent. "Ready for occupancy" as used herein shall mean the date that Landlord shall have substantially completed any remodeling work to be performed by Landlord to the extent agreed to in the work letter. The certificate of the architect (or other representative of Landlord) in charge of supervising the completion or remodeling of the Premises shall control conclusively the date upon which the Premises are ready for occupancy, and the obligation to pay rent begins as aforesaid. In addition to the above, if Landlord is delayed in delivering the Premises to Tenant due to the failure of a prior occupant to vacate the same, then, the rent and term shall also be postponed as hereinabove set forth, and such postponement shall be in full settlement of all claims which Tenant may otherwise have by reason of the delay of delivery.

If, as a result of the postponement of the commencement of the term, the term would begin other than on the first day of the month, the commencement thereof shall be further postponed until the first day of the following month, but Tenant shall pay proportionate rent at the same monthly rate set forth herein (also in advance) for such partial month and all other terms and conditions of this lease shall be in force and effect during such partial month. As soon as the term commences, Landlord and Tenant shall execute an addendum to this lease, which may be requested by either party, setting forth the exact date of commencement and expiration of the term hereof.

26. TENANT ESTOPPEL STATEMENT. Tenant further agrees at any time and from time to time, upon not less than ten (10) days' prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or in full force and effect as modified, and stating the modifications), that there have been no defaults thereunder by Landlord or Tenant (or if there have been defaults, setting forth the nature thereof), the amount of the Minimum Monthly Rent, the amount of any Tenant security deposit and the date to which the rent and other charges have been paid in advance, if any. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of all or any portion of Landlord's interest herein, or a holder of any mortgage or deed of trust encumbering the Building Complex. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Further, upon request, Tenant will supply Landlord a corporate resolution certifying that the party signing this statement on behalf of Tenant is properly authorized to do so.

27. MISCELLANEOUS.

A. The term "Landlord" as used in this lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of the Building in which the Premises are situated at the time in question, and in the event of any transfer or transfers of the title thereto, Landlord herein named (and in the case of any subsequent transfers or conveyances, the then grantor) shall be automatically released from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this lease thereafter to be performed; provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provisions of this lease shall be paid to Tenant.

B. This lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent, and Tenant shall not be entitled to any setoff of the rent or other amounts owing hereunder against Landlord if Landlord fails to perform its obligations set forth herein; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building Complex or any portion thereof and an opportunity granted to Landlord and such holder to correct such violation as provided in Subparagraph F of this paragraph.

C. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

D. The caption of each paragraph is added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of this lease.

E. Except as herein specifically set forth, all terms, conditions and covenants to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, administrators, executors, successors and assigns. The terms, conditions and covenants hereof shall also be considered to be covenants running with the land.

F. If any alleged default on the part of Landlord hereunder occurs, Tenant shall give written notice to Landlord in the manner herein set forth and shall afford Landlord a reasonable opportunity to cure any such default. In addition, Tenant shall send notice of such default by certified or registered mail, postage prepaid, to the holder of any mortgages or deeds of trust covering the Building Complex or any portion thereof of whose address Tenant has been notified in writing, and shall afford such holder a reasonable opportunity to cure any alleged default on Landlord's behalf. In no event will Landlord be responsible for any damages incurred by Tenant, including but not limited to, lost profits or interruption of business as a result of any alleged default by Landlord hereunder.

G. Tenant and the party executing this lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

H. If there is more than one entity or person which or who are the Tenant under this lease, the obligations imposed upon Tenant under this lease shall be joint and several.

I. No act or thing done by Landlord or Landlord's agents during the term hereof, including, but not limited to, any agreement to accept surrender of the Premises or to amend or modify this lease, shall be deemed to be binding on Landlord unless such act or thing shall be by an officer of Landlord or a party designated in writing by Landlord as so authorized to act. The delivery of keys to Landlord, or Landlord's agents, employees or officers shall not operate as a termination of this lease or a surrender of the Premises. No payment by Tenant, or receipt by Landlord, of a lesser amount than the monthly rent herein stipulated, shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check, or payment as rent, be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy available to Landlord.

J. Landlord shall have the right at any time to change the name of the Building, to construct other buildings or improvements in any area designated by Landlord for use by Tenant's or to change the location, character or make alterations of, or additions to any of said areas.

K. Notwithstanding anything to the contrary contained herein, Landlord's liability under this lease shall be limited to its interest in the Building.

L. Tenant acknowledges and agrees that it has not relied upon any statements, representations, agreements or warranties by Landlord, its agents or employees, except such as are expressed herein. No amendment or modification of this Lease, or any approvals or permissions of the Landlord required under this Lease, shall be valid or binding unless reduced to writing and executed by the parties hereto in the same manner as the execution of this Lease.

28. AUTHORITIES FOR ACTION AND NOTICE

A. Except as herein otherwise provided, Landlord may act in any matter provided for herein by its Building Manager or any other person who shall from time to time be designated in writing.

B. All notices or demands required or permitted to be given to Landlord hereunder shall be in writing and shall be deemed duly served when deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, addressed to Landlord and Landlord's agent at the addresses provided on page 12 of this Lease or at the most recent address of which Landlord has notified Tenant in writing. All notices or demands required to be given to Tenant hereunder shall be in writing and shall be deemed duly served when delivered personally to any officer or manager of Tenant whose office is in the Building, or when deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, addressed to Tenant at its office in the Building. Either party shall have the right to designate in writing, served as above-provided, a different address to which notice is to be mailed. The foregoing shall not prohibit notice being given as provided in Rule 4 of Colorado Rules of Civil Procedure, as the same may be amended from time to time.

29. RULES AND REGULATIONS. It is further agreed that the following rules and regulations shall be and are hereby made a part of this lease and Tenant agrees that its employees and agents, or any others permitted by Tenant to occupy or enter the Premises, will at all times abide by said rules and regulations, to wit:

A. The sidewalks, entries, passages, corridors, stairways and elevator of the Building shall not be obstructed by Tenant, or its agents or employees, or used for any purpose other than ingress and egress to and from the premises.

B. (1) Furniture, equipment or supplies will be moved in or out of the Building only during such hours and in such manner as may be prescribed by Landlord. The Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant. In the event Tenant's movers damage the elevator or any part of the Building, tenant shall forthwith pay to Landlord the amount required to repair said damage.
(2) No safe or article, the weight of which may, in the opinion of Landlord, constitute a hazard or damage to the Building or its equipment, shall be moved into the Premises.
(3) Safes and other equipment, the weight of which is not excessive, shall be moved into, from or about the Building only during such hours and in such manner as shall be prescribed by Landlord, and Landlord shall have the right to designate the location of such articles in the Premises.

C. During the entire term of this lease, Tenant shall at its expense, install and maintain a chair pad to protect the carpeting under all caster chairs.

D. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the Building unless of such color, size and style and in such place upon or in the Building, as shall be first designated by Landlord, but there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of the Building. A Directory in a conspicuous place, with names of Tenant's, not to exceed one name per five hundred (500) square feet of space contained in the Premises, will be provided by Landlord; any necessary revision in this will be made by Landlord at Tenant's expense, within a reasonable time after notice from Tenant of the change making the revision necessary. No furniture shall be placed in front of the Building or in any lobby or corridor, without the prior written consent of Landlord. Landlord shall have the right to remove all nonpermitted signs and furniture, without notice to Tenant, and at the expense of Tenant.

E. Tenant shall not do or permit anything to be done in said Premises, or bring or keep anything therein which would in any way increase the rate of fire insurance on the Building or on property kept therein, or constitute a nuisance or waste, or obstruct or interfere with the rights of other Tenant's, or in any way injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Building or any part thereof, or conflict with any of the rules or ordinances of the Department of Health of the City and County where the Building is located.

F. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning or taking care of the Premises, without the prior written consent of Landlord. Landlord shall be in no way responsible to Tenant for any loss of property from the Premises, however occurring, or for any damage done to Tenant's furniture or equipment by the janitor or any of his staff, or by any other person or persons whomsoever. The janitor of the Building may at all times keep a pass key, and he and other agents of Landlord shall at all times be allowed admittance to said Premises.

G. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of Tenant, its agents or employees, shall be paid by Tenant. No person shall waste water by tying back or wedging the faucets or in any other manner.

H. No animals shall be allowed in the offices, halls, corridors and elevators in the Building. No person shall disturb the occupants of this or adjoining buildings or premises by the use of any radio, sound equipment or musical instrument or by the making of loud or improper noises.

I. Bicycles or other vehicles shall not be permitted in the offices, halls, corridors, and elevators in the Building, nor shall any obstruction of sidewalks or entrances of the Building by such be permitted.

J. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant, its agents or employees, out of the windows or doors, or down the corridors, elevator shafts, or ventilating ducts of shafts of the Building. Tenant, except in case of fire or other emergency, shall not open any outside window.

K. No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the Premises and to the toilet rooms if locked by Landlord will be furnished by Landlord, and neither Tenant, its agents or employees shall have any duplicate keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all keys to offices, toilet rooms or vaults.

L. No window shades, blinds, screens, draperies or other window coverings will be attached or detached by Tenant without Landlord's prior written consent, tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and/or linings at all windows and hallways.

M. No awnings shall be placed over the windows except with the prior written consent of Landlord.

N. If any Tenant desires telegraphic, telephonic or other electric connections, Landlord or its agents will direct the electricians as to where and how the wires may be introduced, and without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at Tenant's expense.

O. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises; the use of gas or flammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building Complex.

P. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular weekday working hours; should Tenant desire such work on Saturdays, Sundays, holidays or outside of regular working hours, Tenant shall pay for the extra costs thereof.

Q. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the building, and any defacement, damage or injury caused by Tenant, its agents or employees, shall be paid for by Tenant.

R. Tenant shall not place this Lease or any memoranda thereof of record with the Clerk and Recorder of the City and County of Denver or in any other public record.

S. Tenant agrees that Landlord may amend, modify, delete or add new and additional rules and regulations to the use and care of the Premises and the Building of which the Premises are a part. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord thereof. In the event of any breach of any rules and regulations herein set forth or any amendments, modifications or additions thereto, Landlord shall have all remedies in this lease provided for in the event of default by Tenant.

30. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only Tedford Katz Commercial Real Estate and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease and shall defend, indemnify and hold Landlord harmless from any liability or claim, including attorney's fees in connection with brokerage fee claims arising through Tenant from any other broker.

31. Time is of the essence hereof, and unless waived by Landlord (which it shall have the right, but not the obligation to do), this lease is contingent upon execution and delivery by Tenant to Landlord no later than 5:00 P.M. September 15, 2005.

32. If for any reason Landlord delivers the Premises after the commencement date, rental for the interim period between the commencement date and actual date of delivery shall be prorated based upon the actual number of days in such period. The Lease shall not be void or voidable in the event of a late delivery of the Premises by Landlord, nor shall Landlord be liable to Tenant for any loss or damage therefrom. Tenant's inability or failure to take possession of the Premises on the commencement date, or such later date that Landlord delivers the Premises, shall not delay the commencement of the term of this Lease or Tenant's obligation to pay rent hereunder. No earlier or later delivery or taking possession of the Premises shall change the termination date of this Lease.

33. Landlord agrees to provide Tenant use of two (2) reserved parking spaces during the term of this Lease at a rate of $35.00 per month per space. The location of the parking spaces shall at all times be determined by the Landlord and said parking lot shall be owned and controlled by the landlord. Landlord shall not be responsible or liable for any damage that may occur to Tenant's property in the use of said parking facility.

34. Tenant shall pay Landlord as minimum monthly rent as follows:

          October 1, 2005 through September 30, 2006 $1427.71 per month October 1, 2006 through September 30, 2007 $1468.50 per month October 1, 2007 through September 30, 2008 $1488.90 per month

Tenant agrees to prepay rent and parking charges for the period October 1, 2005 through September 30, 2006 in the sum of $17972.52 upon execution of this Lease.

     IN WITNESS WHEREOF, the parties hereto have caused this lease to be executed the day and year first above-written.


    Tenant: GOLD RESOURCE CORPORATION       Landlord:  THE ROLLNICK BUILDING


    /s/ David C. Reid                       /s/ Norman J. Gray
    ----------------------------------      ----------------------------------
    David C. Reid, Vice President




                                    GUARANTY

FOR VALUE RECEIVED, and in consideration of the giving of the within lease, the undersigned guarantees to the Landlord, its successors and assigns, the full performance and observance of all the convenants, conditions and agreements therein provided to be performed and observed by the Tenant, without requiring any notice of a nonpayment, nonperformance or nonobservance, or proof of notice or demand whereby to charge the undersigned therefor, nor shall failure of the Landlord to enforce its right against the Tenant or concessions made by the Landlord to the Tenant affect the liability hereunder.

   Dated Denver, Colorado,  September ___, 2005.


                                               /s/ William W. Reid
                                               ---------------------------------
                                               William W. Reid





Address of Landlord's agent:

Tedford Katz Commercial Real Estate
777 S. Wadsworth Blvd., Bldg. 4-180
Lakewood, CO 80226

                                    Exhibit A

                                   "PREMISES"

222 MILWAUKEE STREET
SUITE 301
DENVER, COLORADO 80206
979 SQUARE FEET


[DRAWING OF OFFICE SPACE OMITTED]

                                    Exhibit B

1. Landlord agrees to provide the following tenant improvement work to the Premises at Landlord's sole cost and expense:

     A.   Re-paint entire Premises (one color paint);

     B. Remove existing carpet and base and install new building standard carpet and base;

2. Other than those items listed above, Tenant accepts the Premised in its as-is condition with no obligation by Landlord to perform any tenant improvement work.